                                                                   EXHIBIT 10.49


                                                                  EXECUTION COPY



                               DATED 27 JULY 2004





                  CHINA NETCOM CORPORATION (HONG KONG) LIMITED
                                 (AS GUARANTOR)




                                  IN FAVOR OF




             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                             (AS SECURITY TRUSTEE)






               -------------------------------------------------

                            GUARANTEE AND INDEMNITY

                        IN RESPECT OF THE OBLIGATIONS OF
                        ASIA NETCOM CORPORATION LIMITED

               -------------------------------------------------







                                RICHARDS BUTLER
                                   HONG KONG

                               TABLE OF CONTENTS



CLAUSE                                                           PAGE NO.

1.   DEFINITIONS AND CONSTRUCTION....................................1

2.   GUARANTEE AND INDEMNITY.........................................4

3.   CONTINUING GUARANTEE............................................5

4.   REPRESENTATIONS AND WARRANTIES..................................7

5.   TAXES AND OTHER DEDUCTIONS......................................9

6.   COSTS, CHARGES AND EXPENSES....................................11

7.   UNDERTAKINGS...................................................11

8.   CLAIMS BY GUARANTOR............................................21

9.   FURTHER INDEMNITIES............................................22

10.  GUARANTOR IPO DATE.............................................22

11.  SUSPENSE ACCOUNT...............................................23

12.  SET OFF........................................................23

13.  FURTHER ASSURANCE..............................................23

14.  NOTICES........................................................23

15.  WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY,
     ASSIGNMENT, COUNTERPARTS AND DEED..............................24

16.  GOVERNING LAW AND JURISDICTION.................................26

SCHEDULE 1..........................................................27

FORM OF CONFIDENTIALITY UNDERTAKING.................................27

SIGNATURE PAGE......................................................28





_______________________________________________________________________________
[Guarantee and Indemnity]

THIS DEED OF GUARANTEE AND INDEMNITY (this "Deed") is made on 27 July, 2004 between:

(1) CHINA NETCOM CORPORATION (HONG KONG) LIMITED, a company incorporated and existing under the laws of Hong Kong, whose registered office is situated at 59/F., Bank of China Tower, 1 Garden Road, Central, Hong Kong (the "GUARANTOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong acting through its head office at 10/F, ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as security trustee for and on behalf of itself and the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:

(A) By a facility agreement signed on 2 December, 2003 (but held undated in escrow) as released from escrow and amended and restated by the Supplemental and Amendment Deed (the "FACILITY AGREEMENT") entered into by (1) Asia Netcom Corporation Limited, as borrower (the "BORROWER");
         (2) the banks and financial institutions named therein as lenders (the "LENDERS"); (3) Industrial and Commercial Bank of China (Asia) Limited as arranger (the "ARRANGER"); and (4) Industrial and Commercial Bank of China (Asia) Limited as facility agent (the "FACILITY AGENT"), the Lenders have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Borrower a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) It is a condition precedent to the Lenders making the Facility available to the Borrower that the Guarantor executes and delivers this Deed.

NOW THIS DEED WITNESSES as follows:

1.       DEFINITIONS AND CONSTRUCTION

1.1      TERMS DEFINED

         In this Deed, unless the context otherwise requires, terms and expressions used or defined in the Facility Agreement shall have the same meaning and construction and:

         "BALANCE SHEET" means the audited balance sheet of the Guarantor as of 31 December, 2003 prepared in accordance with GAAP, or if as of a later date, the then latest audited or unaudited (as the case may be) consolidated balance sheet of the Guarantor, as required to be delivered by the Guarantor to the Security Trustee pursuant to Clause
         7.2 and prepared in accordance with the terms of Clause 7.2.

         "BALANCE SHEET DATE" means with respect to a Balance Sheet, the date up to and in

_______________________________________________________________________________
[Guarantee and Indemnity]
         respect of which that Balance Sheet has been prepared.

         "CITIBANK LIEN" means the lien created by the Guarantor in favour of Citibank,N.A. acting through its branches in Beijing and Hong Kong ("CITIBANK") pursuant to a security agreement dated as of 15 April 2002 between Citibank and the Guarantor in respect of, among other things,
         (a) the obligations owed by China Netcom Corporation Limited to Citibank, N.A. acting through its branch in Beijing pursuant to a facility agreement dated 15 April 2002, as amended from time to time; and (b) the obligations owed by the Guarantor to Citibank, N.A. acting through its branch in Hong Kong pursuant to a foreign exchange agreement dated 15 April 2002, as amended from time to time.

         "ELIGIBLE CORPORATION" means an international corporation with a credit rating of "A" or above (as determined by Standard & Poor's International Ratings or if not rated by Standard & Poor's, the equivalent credit rating as determined by Moody's).

         "EQUITY" shall have the meaning given to it in Clause 7.6(a).

         "GAAP" means generally accepted accounting principles, standards and practices in Hong Kong in effect from time to time.

         "GUARANTEED OBLIGATIONS" means any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation any obligation to pay damages for breach of contract) which are or may become payable by the Borrower to the Security Trustee and/or the other Finance Parties or any of them pursuant to the Facility Agreement and/or any other Finance Document and/or all other obligations hereby guaranteed.

         "GUARANTOR GROUP" means the Guarantor and its Subsidiaries.

         "GUARANTOR IPO DATE" means the earliest date on which:

         (a) the Guarantor has completed an initial public offering and the listing of the share capital of the Guarantor on a Guarantor Stock Exchange (a "GUARANTOR IPO"); and

         (b) by reference to the Guarantor's audited consolidated financial statements:

                  (i) the Consolidated Tangible Net Worth (as defined in Clause 7.18) of the Guarantor is not less than US$3,000,000,000;

                  (ii) the Consolidated Total Assets (as defined in Clause 7.18) of the Guarantor is not less than US$10,000,000,000; and

                  (iii) the Consolidated Financial Indebtedness (as defined in Clause 7.18) of the Guarantor does not exceed 200 per cent of the Consolidated Tangible Net Worth (as defined in Clause 7.18) of the Guarantor.

_______________________________________________________________________________
[Guarantor and Indemnity]

        "PRIVATE EQUITY FUND" mean either:

        (a) a private equity fund (i) managed by an investment fund manager which is a member of and/or funded and/or established by a private equity group or entity which group or entity has been established for more than 6 months prior to the relevant proposed disposal or further disposal, as the case may be, of no more than 20% of the Borrower's shares or other Equity referred to in Clause 7.6(b), (ii) the aggregate value of the assets managed under such fund is more than US$100,000,000 but less than US$150,000,000 and such fund has more than one investor, (iii) which does not in aggregate hold or control more than 20% of the total issued share capital and other Equity in the Borrower, and (iv) the amount invested in the Borrower by such fund is not more than 50% of the aggregate value of such fund: or

        (b) a private equity fund (i) managed by an investment fund manager which is a member of and/or funded and/or established by a private equity group or entity which group or entity has been established for more than 6 months prior to the relevant proposed disposal or further disposal, as the case may be, of no more than 20% of the Borrower's shares or other Equity referred to in Clause 7.6(b), (ii) the aggregate value of the assets managed under such fund is more than US$150,000,000 and such fund has more than one investor and (iii) the amount invested in the Borrower by such fund is not more than 50% of the aggregate value of such fund, and in respect of which in each case, prior to any proposed disposal or further disposal, as the case may be, referred to in Clause 7.6(b), the Security Trustee and the Lenders are satisfied, within a reasonable period of time after requesting information on the proposed Transferee, subsequent transferees or successors in title of such Transferee as referred to in Clause 7.6(b), that each of the Finance Parties will be able to comply with all legal and regulatory requirements applicable in the PRC and Hong Kong regarding such proposed transferee and its interest in the Borrower, the non-compliance with which would prevent any Finance Party form continuing to maintain the Facility or otherwise fulfilling their respective obligations under the Finance Documents.

        "TAX ON OVERALL NET INCOME" of a person shall be construed as a reference to a Tax imposed on that person by the jurisdiction in which its principal office (and/or, in the case of a Lender, its Facility Office) is located by reference to (a) the net income, profits or gains received or receivable (but not any sum deemed to be received or receivable) of that person worldwide or (b) such of its net income, profits or gains received or receivable (but not any sum deemed to be received or receivable) as arise in or relate to that jurisdiction.

        "TELECOMMUNICATIONS PROVIDER" means a provider or telecommunications with a credit rating of "BB-" or above (as determined by Standard & Poor's International Ratings, or, if not rated by Standard & Poor's, the equivalent credit rating as determined by Moody's).

        "TRANSFEREE" shall have the meaning given to it in Clause 7.6(b).

1.2     TRUST



_______________________________________________________________________________
[Guarantee and Indemnity]

         All rights, benefits, interests, powers and discretions granted to or conferred upon the Security Trustee under this Deed shall be held by the Security Trustee on trust for the benefit of itself as Security Trustee and each other Finance Party from time to time. The trust constituted by this Clause shall come into existence on the date of this Deed and shall last for so long as any part of the Guaranteed Obligations remains outstanding, provided that, for the purposes of the rule against perpetuities, the perpetuity period applicable to the trust constituted under this Clause and dispositions made or to be made pursuant to this Deed and this trust, is hereby specified as a period of eighty (80) years less one (1) day from the date of this Deed.

1.3      CLAUSE HEADINGS

         Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.4      CONSTRUCTION

         In this Deed, unless the context otherwise requires:

         (a) Clause 1.3 of the Facility Agreement shall be deemed incorporated in this Deed mutatis mutandis as if set out separately in this Deed;

         (b) references to "DISPOSAL" includes any sale, transfer, grant, assignment, lease, exchange or other disposal, whether voluntary or involuntary, and "DISPOSE" shall be construed accordingly; and

         (c) references to the "BORROWER", the "GUARANTOR", any "SECURITY PARTY", the "SECURITY TRUSTEE", a "FINANCE PARTY" or any "LENDER" include, where the context permits, their respective successors and permitted transferees and permitted assigns in accordance with their respective interests.

2.       GUARANTEE AND INDEMNITY

2.1      GUARANTEE

         In consideration of the Lenders agreeing to make the Facility available to the Borrower upon the terms and conditions of the Facility Agreement, the Guarantor hereby unconditionally and irrevocably guarantees to the Security Trustee on behalf of each Finance Party, as a continuing obligation, the due and punctual payment and performance of the Guaranteed Obligations in the currency or respective currencies in which the same is payable under the terms of the Facility Agreement and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the Facility Agreement and any other Finance Document to which it is a party, notwithstanding any dispute between any Finance Party and the Borrower, and if the Borrower fails to pay any amount of the Guaranteed Obligations when due the Guarantor shall pay such amount to the Security Trustee in the required currency as aforesaid forthwith upon receiving the Security Trustee's first written demand.

2.2      INDEMNITY

_______________________________________________________________________________
[Guarantee and Indemnity]

         Without prejudice to the guarantee contained in Clause 2.1, the Guarantor, as principal obligor and not merely as surety, hereby unconditionally and irrevocably undertakes, as a separate, primary, additional and continuing obligation, to indemnify the Security Trustee and each Finance Party against all losses, liabilities, damages, costs and expenses whatsoever without duplication arising out of any failure by the Borrower to make due, and punctual payment of the Guaranteed Obligations or in the due and punctual performance and observance of all other obligations under the Facility Agreement or any other Finance Document. This indemnity shall remain in effect notwithstanding that the guarantee under Clause 2.1 may cease to be valid or enforceable against the Guarantor for any reason whatsoever.

3.       CONTINUING GUARANTEE

3.1      CONTINUING GUARANTEE

         This Deed shall be a continuing guarantee and shall remain in full force and effect until the final and irrevocable payment in full of the Guaranteed Obligations, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Borrower or the Guarantor or any other person or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any Security Interest, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Security Trustee or any other Finance Party.

3.2      PROTECTIVE CLAUSES

         Without limiting Clause 3.1, neither the liability of the Guarantor nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:-

         (a) the granting of any time or indulgence to any Security Party or any other person in respect of the Guaranteed Obligations;

         (b) any variation or modification of the Facility Agreement, any of the other Finance Documents or any other document referred to therein or related thereto;

         (c) the invalidity or unenforceability of any obligation or liability of any party under the Facility Agreement or any of the other Finance Documents or any other documents referred to therein or related thereto;

         (d) any invalidity or irregularity in the execution of the Facility Agreement or any of the other Finance Documents or any other documents referred to therein or related thereto;

         (e) any lack of capacity or deficiency in the powers of any Security Party (other than the Guarantor) or any other person to enter into or perform any of its obligations under the Facility Agreement or any of the other Finance Documents to which it is party or any other documents referred to therein or related thereto or any irregularity in the exercise thereof or any lack of authority by any person


_______________________________________________________________________________
[Guarantee and Indemnity]
                 purporting to act on behalf of any Security Party (other than the Guarantor) or such other person;


        (f) the insolvency, bankruptcy or liquidation or any incapacity, disability or limitation of any Security Party (other than the Guarantor) or any other person or any change in the constitution or status of any Security Party or any other person;

        (g) the Facility Agreement or any other Finance Document, Security Interest, guarantee or other security or right or remedy being or becoming held by or available to any Finance Party or by any other person or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by any Finance Party at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy any Finance Party may now or hereafter have from or against any Security Party or any other person;

        (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against any Security Party or any other person or any compromise, arrangement or settlement with any of the same; or

        (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Guarantor hereunder.


3.3     UNRESTRICTED RIGHT OF ENFORCEMENT

        This Deed may be enforced and demands may be made from time to time without any Finance Party (or any trustee or agent on its behalf) first having to make any demand or have recourse to any other security or rights or taking any other steps or proceedings against any Security Party (save as may be required by the Facility Agreement) or any other person and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

3.4     DISCHARGE AND RELEASE

        Notwithstanding any discharge, release or settlement from time to time between any Finance Party and the Guarantor or any other Security Party, if any security, disposition or payment granted or made to any Finance Party in respect of the Guaranteed Obligations by the Guarantor or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Security Trustee shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

3.5     EVIDENCE OF DEBT

        Any statement of account signed in good faith by an authorised signatory of the Security Trustee as correct showing any amount due under the Facility Agreement or under any


_______________________________________________________________________________
[Guarantee and indemnity]
        other Finance Document shall, in the absence of manifest error, be conclusive evidence of the amount so due.

3.6     APPLICATION OF PROCEEDS

        All moneys received by the Security Trustee and the Lenders pursuant to this Deed shall be applied in or towards reduction of the Guaranteed Obligations in accordance with Clauses 6 and 13.5 of the Facility Agreement.

4.      REPRESENTATIONS AND WARRANTIES

4.1     REPRESENTATIONS AND WARRANTIES

        The Guarantor represents and warrants to the Security Trustee for the benefit of each Finance Party that:-

        (a) STATUS AND DUE AUTHORISATION: it is a company duly incorporated and validity existing under the laws of Hong Kong with power and authority to enter into this Deed and perform its obligations under this Deed and all action (including any corporate action) required by the Guarantor to authorise its execution and delivery of this Deed and the performance of its obligations under this Deed has been duly taken;

        (b) POWER AND AUTHORITY: it has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

        (c) LEGAL VALIDITY: this Deed constitutes or, when so executed and delivered, will constitute legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms;

        (d) NON-CONFLICT WITH LAWS: the entry into, performance and delivery of this Deed and the transactions contemplated by this Deed do not and will not conflict with or result in:
                 (i) a breach of any law, judgment or regulation or any official or judicial order, or (ii) a breach of the constitutional documents of the Guarantor, or (iii) a material breach of any agreement or document to which the Guarantor is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any part of its assets or revenues pursuant to the provisions of any such agreement or document;

        (e) NO CONSENTS: each consent, authorisation, licence or approval of, or registration with, or declaration to, governmental or public bodies or authorities or courts in Hong Kong and/or the United States of America and/or any jurisdiction relevant to the Guarantor IPO required for or in connection with, the execution, validity, delivery and admissibility in evidence of this Deed, or the performance by the Guarantor of its obligations under this Deed has been obtained or effected as

_______________________________________________________________________________
[Guarantee and Indemnity]
                 appropriate;

        (f) LITIGATION: no litigation, arbitration or administrative proceeding is taking place or pending or, to the knowledge of the directors of the Guarantor, threatened against it or any of its assets which would materially and adversely affect its business, assets or financial condition or its ability to perform its obligations under this Deed;

        (g) WINDING UP: the Guarantor has not taken any corporate action and, to the knowledge of the directors of the Guarantor, no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues except as permitted by Clause 17.1(g) (Winding-up) of the Facility Agreement;

        (h) PARI PASSU RANKING: its obligations hereunder rank at least pari passu with all its other present and future unsecured and unsubordinated obligations save for any obligations mandatorily preferred by law and not by contract;

        (i) TAX LIABILITIES: the Guarantor has complied with all Taxation laws in all material respects in all jurisdictions in which it is subject to Taxation and has paid all Taxes due and payable by it (other than Taxes contested by the Guarantor in good faith by appropriate proceeding and for which provisions have been appropriately made in accordance with GAAP); no material claims are being asserted against it with respect to Taxes;

        (j)      NO EVENT OF DEFAULT OR NO DEFAULT:

                 (A) to the knowledge of the directors of the Guarantor after due enquiry, no Default has occurred and is continuing provided that the Guarantor makes no representation with respect to Clause 17.1(v) (Financial Covenants) of the Facility Agreement; and

                 (B) the Guarantor is not and would not, with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, be in breach of or in default under any agreement relating to Financial Indebtedness to which it is a party or by which it may be bound and which breach or default would be reasonably likely to have a material and adverse effect on the ability of the Guarantor to perform its obligations under this Deed;

        (k) NO IMMUNITY: it is generally subject to civil and commercial law and to legal proceedings and neither the Guarantor nor any or its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

        (l) FINANCIAL STATEMENTS: the audited financial statements (including the profit and loss account and balance sheet) of the Guarantor for the financial year ended 31

_______________________________________________________________________________
[Guarantee and Indemnity]

     December 2003 and the unaudited financial statements (including the profit and loss account the balance sheet) of the Guarantor for the financial year ended 31 March 2004 respectively were prepared in accordance with all applicable laws and regulations and GAAP and fairly present the financial position of the Guarantor as of such date, and there has been no material adverse change in the business or financial condition of the Guarantor since 31 December 2003;

(m) OTHER INFORMATION: all documents supplied to the Security Trustee by or on behalf of the Guarantor in connection with any of the Finance Documents or the transactions contemplated herein or thereby is true and accurate in all material respects and not materially misleading and all forecasts and projections contained therein (if any) were made after due and careful consideration on its part (or on the part of the party making the same) based on fair and reasonable assumptions;

(n) SHAREHOLDING: except as permitted under Clause 7.6(b), the Guarantor owns and controls directly or indirectly 100% of the issued share capital and other Equity of the Borrower; and

(o) CITIBANK LIEN: the Citibank Lien has been released and the Indebtedness secured thereby has been fully satisfied.

4.2  CONTINUING REPRESENTATIONS AND WARRANTY

     Each of the representations and warranties in this Clause 4.1 (Representations and Warranties) are made on the date of this Deed and shall be deemed to be repeated on each Drawdown Date (by reference to the facts and circumstances then subsisting, save that reference to the audited or unaudited financial statements in Clause 4.1(l) shall be construed as a reference to the then latest financial statements required to be delivered by the Guarantor to the Security Trustee pursuant to Clause 7.2) and;

     (a) in the case of those representations and warranties contained in Clauses 4.1(a),(b),(c),(d)(ii), d(iii), (e), (f)(j),(k) and (n) are
          deemed to be repeated (by reference to the facts and circumstances then subsisting) by the Guarantor on each Interest Payment Date that occurs prior to the Guarantor IPO Date; and

     (b) in the case of those representations and warranties contained in clauses 4.1(a),(c),(d)(ii),(j)(B) and (k), are deemed to be repeated (by reference to the facts and circumstances then subsisting) by the Guarantor on each Interest Payment Date that occurs subsequent to the Guarantor IPO Date.

5.   TAXES AND OTHER DEDUCTIONS

5.1  TAX GROSS-UP

     (a) All sums payable by the Guarantor under this Deed shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature except to the extent that the Guarantor is required by

_______________________________________________________________________________
[Guarantee and Indemnity]
          law to make payment subject to any Taxes.

     (b) If at any time the Guarantor or any other person is required in any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Deed for the account of the Security Trustee or any other Finance Party (or if the Security Trustee is required to make any such deduction or withholding from a payment to any other Finance Party), the sum due from the Guarantor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee and each Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

     (c) The Guarantor's obligations under Clause 5.1(a) and Clause 5.1(b) shall not apply in respect of any Tax on Overall Net Income levied on a Finance Party.

     (d) All Taxes required by law to be deducted or withheld by the Guarantor from any amounts paid or payable under this Deed shall be paid by the Guarantor when due (except for such amounts being disputed by the Guarantor in good faith) to the relevant taxing authority.

5.2  TAX INDEMNITY

     The Guarantor shall indemnify each Finance Party against any losses or costs incurred by any of them by reason of:

     (a) any failure of the Guarantor to make any such deduction or withholding referred to in Clause 5.1; or

     (b) any increased payment referred to in Clause 5.1 not being made on the due date for such payment; or

     (c) any Taxes which are being disputed by the Guarantor and remaining unpaid; or

     (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under a Finance Document.

5.3  EVIDENCE OF PROOF

     The Guarantor shall, within 14 days of being requested in writing by the Security Trustee, deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable to the appropriate authority in respect of any deduction or withholding as aforesaid.

5.4  TAX CREDIT


________________________________________________________________________________
[Guarantee and Indemnity]

     If the Guarantor makes a Tax Payment and the relevant Finance Party determines that:


     (a) a Tax Credit is attributable either to an increase payment of which that Tax Payment forms part, or to that Tax Payment; and

     (b)  the Finance Party has obtained, utilised and retained that Tax Credit,

     the Finance Party shall, promptly after obtaining the benefit of that Tax Credit, pay an amount to the Guarantor which will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Guarantor. Any certificate or determination of a Finance Party showing in reasonable details the calculations made by that Finance Party as to any amount for the purpose of this Clause 5.4 shall, in the absence of manifest error, be conclusive and binding on the Guarantor.

6.   COST, CHARGES AND EXPENSES

     The Guarantor shall from time to time forthwith on demand pay to or reimburse the Security Trustee and the other Finance Parties for:

     (a) all costs, charges and expenses (including legal and other fees on a full indemnity basis) reasonably and properly incurred by the Security Trustee or any other Finance Party in connection with the preparation, execution and registration of this Deed; and

     (b) all costs, charges and expenses (including legal and other fees on a full indemnity basis) properly incurred by the Security Trustee or any other Finance Party in exercising any of its rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its rights hereunder or in releasing or re-assigning this Deed upon payment of all moneys hereby secured unless and to the extent that such costs, charges and expenses results directly from the gross negligence, fraud or wilful misconduct of the Security Trustee or such other Finance Party, and until payment of the same in full, all such costs, charges and expenses shall be guaranteed by this Deed.

7.   UNDERTAKINGS

7.1  DURATION

     Subject as more particularly provided in this Clause 7, the Guarantor hereby undertakes to and agrees with the Security Trustee for the benefit of each Finance Party that the undertakings in this Clause 7 shall remain in force throughout the continuance of this Deed and so long as the Guaranteed Obligations or any part of thereof remains owing.

________________________________________________________________________________
[Guarantee and Indemnity]

7.2  INFORMATION

     The Guarantor undertakes that it shall furnish to the Security Trustee, in sufficient copies for each of the Lenders:

     (a) as soon as they are available, but in any event within 180 days after the end of each of its financial years, copies of the audited consolidated financial statements (including, but not limited to, a profit and loss account, balance sheet and cash flow statement, prepared on a consolidated basis) of the Guarantor in respect of such financial year;

     (b) as soon as they are available, but in any event within 90 days after the end of each half-yearly period of each of its financial years, copies of the unaudited consolidated financial statements (including a profit and loss account, cash flow statement and balance sheet prepared on a basis consistent with the audited financial statements prepared on a consolidated basis) of the Guarantor in respect of such half-yearly period;

     (c) upon written request from the Security Trustee following the occurrence of a Default (i) promptly the then latest available unaudited financial statements of the Guarantor whether for the previous half-yearly, quarterly or monthly period or otherwise and
          (ii) as soon as they are available, but no later than 30 days after the end of the month in which the Default occurred, copies of the unaudited consolidated financial statements (including a profit and loss account, cash flow statement and balance sheet prepared on a basis consistent with the audited financial statements prepared on a consolidated basis) of the Guarantor in respect of such period between the date of the latest audited or unaudited (as the case may be) consolidated financial statements provided by the Guarantor to the Security Trustee and the end of the month in which the Default occurred.

     (d) subject to any applicable laws or regulations restricting the furnishing of the same to the Finance Parties, promptly on request, all notices or other documents despatched by the Guarantor to the Guarantor's shareholders or creditors (or any class thereof);

     (e) subject to any laws or regulations of the Guarantor Stock Exchange binding on the Guarantor from time to time and restricting the furnishing of the same to the Finance Parties, such further information in the possession or control of the Guarantor with respect to the financial condition and operations of the Guarantor or any other member of the Guarantor Group as the Security Trustee or any Lender may from time to time reasonably request provided that it shall not be obliged to provide any such information which is price sensitive information or confidential to it unless in each case, the Security Trustee or such Lender and/or any professional consultants appointed by either of them agrees to enter into a confidentiality undertaking in the form of Schedule 1 hereto and

     (f) promptly, details of any actual, pending or threatened litigation, arbitration or administrative proceedings against the Guarantor or any other member of the


________________________________________________________________________________
[Guarantee and Indemnity]

          Guarantor Group or any of their respective assets which is reasonably likely to have a material adverse effect on the Guarantor's financial condition or on its ability to perform its obligations under this Deed.

     The Guarantor undertakes that all financial statements required under this Deed shall be prepared in accordance with GAAP and financial reference periods consistently applied (or if not consistently applied, accompanied by details with the assistance of the Guarantor's auditors of the inconsistencies) and shall fairly present the financial condition of the Guarantor or the Guarantor Group, as the case may be, as at the date to which such financial statements are drawn up and such financial statements shall be accompanied by a certificate signed by an executive director of the Guarantor confirming that as at the date to which such financial statements are drawn up, the covenants in Cause 7.18 have been complied with by the Guarantor.

     The Guarantor must notify the Security Trustee of any change to GAAP or the basis on which the financial statements required under this Clause 7.2 are prepared which is reasonably likely, to affect the calculations or amounts used in Clause 7.18 and if requested by the Security Trustee, the Guarantor shall supply to the Security Trustee:

     (i) a description in reasonable detail with the assistance of the Guarantor's auditors of any change notified above; and

     (ii) all such reasonable information which is necessary to enable the Finance Parties to make a proper comparison between the financial position shown by the relevant set of financial statements prepared on the changed basis and its then most recent audited financial statements delivered to the Security Trustee under this Deed.

     If requested by the Security Trustee following consultation with the Guarantor and its auditors, the Guarantor and the Security Trustee shall enter into discussions in good faith for a period of not more than 30 days with a view to agreeing, after consultation with the Guarantor's auditors, any amendments required to be made to Clause 7.2 or Clause 7.18 to place the Guarantor and the Finance Parties in substantially the same position as they would have been if the change had not happened. Any agreement between the Guarantor and the Security Trustee will be binding on all the parties to this Deed PROVIDED THAT if no such agreement is reached on the required amendments to Clause 7.2 or Clause 7.18, the Guarantor agrees that its auditors shall certify in reasonable detail the change to the basis on which the financial statements are prepared and any necessary changes to Clause 7.2 or Clause 7.18 and the certificate of the auditors of the Guarantor will be, in the absence of manifest error, conclusive and binding on all the parties to this Deed and Clause 7.2 and Clause 7.18 shall, to such extent be read and construed accordingly.

7.3  DISPOSALS

     The Guarantor undertakes with the Security Trustee and each of the other Finance Parties that, without the prior written consent of the Majority
     Lenders:

     (a) NEGATIVE PLEDGE: prior to the Guarantor IPO Date, it will not, and will procure



________________________________________________________________________________
[Guarantee and Indemnity]
          that no member of the Guarantor Group shall, create of permit to arise or exist any Security Interest on all or any part of the assets of the Guarantor or any other member of the Guarantor Group or any income or profit therefrom, unless contemporaneously therewith or prior thereto Indebtedness owing to the Finance Parties under the Finance Documents is equally and rateably secured except that the restriction in this Clause 7.3(a) shall not apply to any Security Interest otherwise permitted by Clause 16.16(a) of the Facility Agreement;

     (b) TRANSACTIONS SIMILAR TO SECURITY: prior to the Guarantor IPO Date, the Guarantor will not, and will procure that no other member of the Guarantor Group shall:

          (i) sell, transfer or otherwise dispose of any of its assets on terms whereby it is or may be leased to or re-acquired or acquired by the Guarantor or any other member of the Guarantor Group or any of its or their Affiliates; or

          (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms, except for the discounting of bills or notes in the ordinary course of trading,

          in circumstances where the transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset;

     (c) DISPOSALS: prior to the Guarantor IPO Date, the Guarantor will not, and will procure that no other member of the Guarantor Group shall either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, dispose of any rights or interest in or to all or any material part of the business or assets or revenues of the Guarantor or any other member of the Guarantor Group except that the restriction in Clause 7.3(c) shall not apply to any disposal which (A) is made in good faith for full consideration on an arm's length basis in the ordinary course of its business, and (B) does not materially and adversely affect the ability of the Guarantor or any other member of the Guarantor Group to perform its obligations under the Finance Documents or the rights of the Finance Parties under the Finance Documents,

     PROVIDED THAT insofar as the provisions of this Clause 7.3 relate to members of the Guarantor Group other than the Guarantor, such provisions shall be without prejudice to the provisions of or restrictions in the Finance Documents relating to such other members of the Guarantor Group including following the Guarantor IPO Date.

7.4  RECORDS

     The Guarantor shall keep proper records and books of account in respect of its business and prior to the Guarantor IPO Date it shall permit the Security Trustee and/or any professional consultants appointed by the Security Trustee at all reasonable times upon prior notice to inspect and examine the records and books of account of the Guarantor Group.

________________________________________________________________________________
[Guarantee and Indemnity]

     Following the Guarantor IPO Date, the Guarantor shall permit the inspection and examination of the records and books of account of the Guarantor Group provided that such inspection and examination does not constitute a breach of the regulations of the relevant Guarantor Stock Exchange or any law binding on the Guarantor from time to time and provided further, to the extent that such records and books of account are price sensitive or confidential, the Security Trustee and/or any professional consultants appointed by the Security Trustee agrees to enter into a confidentiality undertaking in the form of Schedule 1.

7.5  CONSTITUTIONAL DOCUMENTS

     Prior to the Guarantor IPO Date, the Guarantor shall ensure that no amendment or supplement is made to its memorandum and articles or association without the prior written consent of the Security Trustee unless such amendments and/or supplement do not materially and adversely affect the rights or interests of the Finance Parties under or the ability of any Security Party to perform its obligation under the Finance Documents.

7.6  SHAREHOLDING

     (a) Save as provided in Clause 7.6(b), prior to the Guarantor IPO Date, the Guarantor undertakes that it shall continue to own or control directly or indirectly the total issued share capital and other rights in respect of equity or share capital (the "Equity") in the Borrower and its Subsidiaries.

     (b) The Guarantor shall be permitted to transfer or dispose of not more than 20% in aggregate of its shareholding or other Equity in the Borrower provided that:

          (i) any such transfer or disposal of Equity in the Borrower is made to a person ("TRANSFEREE") which is:

               (1)  an Affiliate which is controlled by the Guarantor; or

               (2)  a Telecommunications Provider; or

               (3)  a Private Equity Fund; or

               (4)  an Eligible Corporation; and

          (ii) such Transferee prior to any such disposal to it gives a written undertaking in agreed form to the Guarantor and the Security Trustee for the benefit of the Finance Parties that it shall not enter into any further disposal of any of the issued share capital or other Equity transferred to it other than to any person which itself falls within the criteria set out in Clause 7.6(b)(i)(1) to (4) inclusive above and which has itself, prior to any such further disposal, given an undertaking in the same terms mutatis mutandis and only provided that all subsequent transferees or successors in title of such Transferee prior to any further disposals to them give an equivalent undertaking in the same terms mutatis mutandis;

_______________________________________________________________________________
[Guarantee and Indemnity]

          (iii) if the Transferee or any subsequent transferees or successors in title of such Transferee falls within the criteria set out in Clause 7.6(b)(i)(1) above, such Transferee, subsequent transferee, or successor in title of such Transferee, as the case may be, executes contemporaneously with such disposal, or further disposal, as the case may be, and Additional Share Mortgage or other Security Interest over the share capital or other Equity transferred to it in form and substance equivalent to the ANC Share Mortgage; and

          (iv) any shareholder agreement or other contractual arrangement between the shareholders of the Borrower which may be entered into with any Transferee, subsequent transferee, or successor in title of such Transferee, as the case may be, in connection with any disposal or further disposal, as the case may be, shall not jeopardise the effectiveness, enforceability or priority of any Security Interest constituted by any of the Finance Documents nor the ability of any Security Party to perform its obligations under the Finance Documents and if requested by the Security Trustee, subject to any applicable regulations of any Guarantor Stock Exchange, the Guarantor shall execute an additional Security Document in favour of the Security Trustee in agreed form constituting a Security Interest in respect of the Guarantor's right, title and interest in and to such shareholder agreement or arrangement.

     (c) Following the Guarantor IPO Date, the Guarantor undertakes that it shall continue to own or control directly or indirectly at least 51% of the total issued share capital and other Equity in the Borrower.

     (d) The Guarantor, subject to any applicable regulations of any Guarantor Stock Exchange, undertakes that it shall at all times control the appointment of the directors of the board of directions of the Borrower subject to which, it shall ensure that the Borrower has no more than 7 directors appointed to its board of whom 3 shall be appointed by the Guarantor and/or CNC International and one shall be an independent director which has been appointed by the Guarantor and/or CNC International if required by such regulations.

7.7  INSURANCE

     Prior to the Guarantor IPO Date, the Guarantor will (if necessary) effect and maintain such insurance over and in respect of its assets and business with reputable underwriters or insurance companies in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or a similar business and in the same or similar localities and whose practice is not to self-insure.

7.8  SHARE CAPITAL

     Prior to the Guarantor IPO Date, the Guarantor will not, without the prior written consent of the Security Trustee, purchase or redeem any of its issued shares or other



________________________________________________________________________________
[Guarantee and Indemnity]

         Equity or reduce its share capital or make a distribution of assets or other capital distribution to its shareholders.

7.9      DIVIDENDS

         Prior to the Guarantor IPO Date, the Guarantor will not declare or pay any dividend or make any other distribution (whether of an income or capital nature) except if:

         (a) no Default has occurred or would occur as a result of such declaration, payment or distribution; and

         (b) the amount of the declaration, payment or distribution shall not be greater than 50% of the distributable profits of the Guarantor in the financial year of the Guarantor preceding the time of such declaration, payment or distribution.

7.10     LENDING

         The Guarantor will not make or grant any loan or advance except (i) to a Subsidiary of the Guarantor or (ii) as may be necessary or appropriate in the ordinary course of the Guarantor's business.

7.11     NOTIFICATION OF DEFAULTS

         The Guarantor will promptly inform the Security Trustee of any occurrence of any event which it becomes aware will materially and adversely affect its ability to perform its obligations under this Deed or under any other Finance Document.

7.12     CONSENTS

         The Guarantor will obtain and promptly renew from time to time and thereafter maintain in full force and effect, and will comply in all material respects with, all such authorizations, approvals, consents, licenses and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under the Finance Documents or required for the validity or enforceability against the Guarantor of this Deed or any other Finance Document to which it is a party.

7.13     PARI PASSU RANKING

         The Guarantor undertakes that its obligations hereunder do and will at all times rank at least pari passu with all other present and future unsecured and unsubordinated obligations of the Guarantor save for any obligations mandatorily preferred by law and not by contract.

7.14     NO PREJUDICE

         The Guarantor shall not do or permit to be done anything which may jeopardise the effectiveness, enforceability or priority of any Security Interest constituted by any of the Finance Documents.

________________________________________________________________________________
[Guarantee and Indemnity]

7.15 CHANGE OF BUSINESS

     The Guarantor shall at all times remain as a limited liability company incorporated under the laws of Hong Kong, and shall procure that at all times:

     (a) the Guarantor Group will remain principally engaged in the business of providing, or investing in businesses which provide fixed, mobile, cable, multimedia, paging, internet, data and voice transmission, and domestic and/or international telecommunications services and matters ancillary or related thereto; and

     (b) the Guarantor Group will carry on business principally in the PRC including Hong Kong.

7.16 SUPPORT OF ASIA NETCOM CORPORATION LIMITED

     The Guarantor undertakes that if the Debt Service Coverage Ratio is less than 1:11, it shall provide reasonable financial support to the Borrower so as to enable the Borrower's Debt Service Coverage Ratio to be equal to or more than 1:1 in respect of each Relevant Period and ending on each Balance Sheet Date. The Guarantor undertakes and agrees to support the Borrower in the form of loans, or in the form of equity contributions (which shall be each subordinated to the indebtedness under the Facility on terms acceptable to the Lenders).

7.17 COMPLIANCE WITH LAWS AND REGULATIONS

     The Guarantor will comply and will ensure that each other member of the Guarantor Group complies with all laws, regulations, agreements, licences and concessions material to the carrying on of its respective business where failure to do so is reasonably likely to have a material adverse effect on the business or financial condition of the Guarantor.

7.18 FINANCIAL CONDITION

     (a) Following the Guarantor IPO Date, the Guarantor undertakes and agrees with the Finance Parties that the Guarantor shall ensure that in respect of each Relevant Period ending on a Balance Sheet Date:

          (i) the Consolidated Tangible Net Worth of the Guarantor is not less than US$3,000,000,000;

          (ii) the Consolidated Total Assets of the Guarantor is not less than US$10,000,000,000; and

          (iii) the Consolidated Financial Indebtedness of the Guarantor does not exceed 200 per cent of the Consolidated Tangible Net Worth of the Guarantor.

     (b)  For the purpose of this Clause 7.18 (Financial Condition),

________________________________________________________________________________
[Guarantee and Indemnity]

"CONSOLIDATED FINANCIAL INDEBTEDNESS"

means in respect of the Guarantor, any indebtedness of the Guarantor and its Subsidiaries for or in respect of:

(a)      monies borrowed and debit balances at banks;

(b) any amount raised under any note purchase facility or the issue of any debenture, bond, note, loan stock or other instrument or security;

(c)      any acceptance credit;

(d) receivables sold or discounted (otherwise than on a non-recourse basis);

(e) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

(f) leases or hire purchase contracts entered into primarily as a method of raising finance or financing the acquisition of the asset leased unless the aggregate financing amount of all such leases at any time does not exceed US$500,000;

(g) net amount payable in respect of currency swap or interest rate swap, cap or collar arrangements or other derivative instruments;

(h) amounts raised under any other transaction having the commercial effect of a borrowing or raising of money;

(i) preferred shares or shares which are issued or the terms of which are varied in each case after the date of this Deed and which are expressed to be redeemable;

(j) deferred payments for assets (other than current assets) or services acquired other than on trade credit terms in the ordinary course of a person's business; and

(k) any guarantee, indemnity (including counter indemnity) or similar assurance against financial loss of any person,

but no particular indebtedness shall be taken into account more than once.

For the purposes of calculating Consolidated Financial Indebtedness, any amount outstanding or payable in a currency other than US Dollars shall on that day be taken into account:

(l) if an audited consolidated balance sheet of a member of the Guarantor Group has been prepared as at that day, in their US Dollar equivalent at the rate of exchange used for the purpose of preparing that balance sheet; and

_______________________________________________________________________________
[Guarantee and Indemnity]

         (ii) in any other case, in their US Dollar equivalent at the rate of exchange that would have been used had an audited consolidated balance sheet of the Guarantor Group been prepared as at that day in accordance with GAAP.

         "CONSOLIDATED TANGIBLE NET WORTH" means in respect of the Guarantor at any relevant time, the aggregate of:

         (a) the amount paid up or credited as paid up on the issued share capital of the Guarantor; and

         (b) the amount standing to the credit of the consolidated capital and revenue reserves of the Guarantor Group,

         based on the Balance Sheet at that time but adjusted by:

         (i) adding any amount standing to the credit of the profit and loss account of the Guarantor Group for the period ending on the date of the Balance Sheet to the extent not included in sub-paragraph (b) above;

         (ii) deducting any dividend or other distribution declared, recommended or made by any member of the Guarantor Group;

         (iii) deducting any amount standing to the debit of the profit and loss account of the Guarantor Group for the period ending on the date of the Balance Sheet to the extent not deducted from sub-paragraph (b) above;

         (iv) deducting any amount attributable to goodwill (other than non-amortised goodwill) or any other intangible asset;

         (v) adding any amount attributable to an upward revaluation of assets by an independent professional valuer acceptable to the Security Trustee after 31st December, 2003, or in the case of assets of a person which becomes a member of the Guarantor Group after that date, the date on which that person becomes a member of the Guarantor Group;

         (vi) reflecting any variation in the amount of the issued share capital of the Guarantor and the consolidated capital and revenue reserves of the Guarantor Group after the date of the Balance Sheet;

         (vii) reflecting any variation in the interest of the Guarantor in any other member of the Guarantor Group since the date of the Balance Sheet;

         (viii)   excluding any amount attributable to deferred taxation; and

         (ix)     excluding any amount attributable to minority interests.

_______________________________________________________________________________
[Guarantee and Indemnity]

     "CONSOLIDATED TOTAL ASSETS"

     means, in respect of the Guarantor Group, as at any relevant time, the aggregate of the total assets of the Guarantor Group determined on a consolidated basis.

     "RELEVANT PERIOD" means:-

     (a) each financial year of the Guarantor;

     (b) each period beginning on the first day of the second half of a financial year of the Guarantor and ending on the last day of the first half of its next financial year; and

     (c) following the occurrence of a Default, each period beginning on the then latest Balance Sheet Date and ending on the date of that Default.

     All the terms and expressions used in this Clause 7.18 are to be calculated in accordance GAAP.


8.   CLAIMS BY GUARANTOR

     The Guarantor represents to and undertakes with the Security Trustee for the benefit of each Finance Party that it has not taken and will not take any security in respect of its liability under this Deed whether from the Borrower or any other person. So long as any sum remains owing by any Security Party to the Finance Parties, the Guarantor shall not exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents.

     (a)  to be indemnified by any Security Party (other than the Guarantor);

     (b) to claim any contribution from any other guarantor of any Security Party's obligations under the Finance Documents; and/or

     (c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party.

     The Guarantor must hold in trust for and immediately pay or transfer to the Finance Parties any payment or distribution or benefit of security received by it contrary to this Clause 8 or in accordance with any directions given by the Security Trustee under this Clause 8 provided that nothing in this Clause 8 shall have the effect of creating a charge in favour of the Finance Parties.


_______________________________________________________________________________
[Guarantee and Indemnity]

9.   FURTHER INDEMNITIES

9.1  GENERAL INDEMNITY

     The Guarantor hereby undertakes with each Finance Party to indemnify and keep indemnified the Finance Parties and each of them (each an "INDEMNITEE") from and against all costs, charges and expenses which such Finance Party shall incur in connection with the non-performance or non-observance of any of the undertakings and agreements on the part of the Guarantor contained in this Deed (unless and to the extent that any of the foregoing results from, or is attributed to the fraud, gross negligence or wilful misconduct of that indemnitee).

9.2  CURRENCY INDEMNITY

     (a) If an amount due to the Security Trustee or any other Finance Party from the Guarantor under this Deed (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

          (i)  making or filing a claim or proof against the Guarantor;

          (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

     the Guarantor shall, as an independent obligation to the Security Trustee and such other Finance Party, indemnify the Security Trustee and such other Finance Party to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

     (b) The Guarantor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

10.  GUARANTOR IPO DATE

     Without prejudice to any other provisions or restrictions in the Finance Documents, the Security Trustee (acting on behalf of the Finance Parties) acknowledges that prior to the Guarantor IPO Date the Guarantor may, subject thereto, dispose of its assets and may carry out any corporate reorganisation of the Guarantor Group for the purpose of, or in direct connection with, achieving a Guarantor IPO, provided always that (a) the Guarantor notifies the security Trustee by at least 21 days notice of such intended disposal; and (b) such disposal or reorganisation does not and will not contravene or materially and adversely affect the ability of the Guarantor or any other Security Party

_______________________________________________________________________________
[Guarantee and Indemnity]
         to perform its obligations under, the Finance Documents or the rights of any of the Finance Parties under the Finance Documents or result in any of the Finance Documents required to be executed by a Security Party being unable to be provided or being, or the rights of any of the Finance Parties thereunder being, adversely impaired.

11.      SUSPENSE ACCOUNT

         The Security Trustee may place and keep any monies received under this Deed, before or after the insolvency of the Guarantor or any other Security Party, to the credit of a suspense account for so long as is required by the Security Trustee to preserve the rights of the Finance Party to sue or prove for the whole amount in respect of claims against the Guarantor, any other Security Party or any other person.

12.      SET OFF

         (a) Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Security Trustee or any other Finance Party is at any time entitled whether by operation of law or contract or otherwise, the Security Trustee and each other Finance Party may (but shall not be obliged to) set off against any obligation of the Guarantor due and payable by it hereunder without prior notice against any moneys held by the Security Trustee or such other Finance Party for the account of the Guarantor at any office of the Security Trustee or such other Finance Party anywhere and in any currency. The Security Trustee or such other Finance Party may effect such currency exchanges as are appropriate to implement such set-off.

         (b) If the obligations are in different currencies, the Security Trustee or any other Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

13.      FURTHER ASSURANCE

         The Guarantor agrees that at any time and from time to time upon the written request of the Security Trustee it will promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably request for the purpose of obtaining the full benefit of this Deed and of the rights and powers herein granted.

14.      NOTICES

14.1     NOTICES

         Any notice or communication under or in connection with this Deed shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile

_______________________________________________________________________________
[Guarantee and Indemnity]
      transmission to the addresses or facsimile numbers set out below or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

      (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

      (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

      All communications or other correspondence between the Guarantor and any of the Finance Parties in connection with this Deed shall be made through the Security Trustee.


14.2  ADDRESSES

      Notices or communications shall be sent to the following addresses:-

      To the Guarantor:-

      Name           China Netcom Corporation (Hong Kong) Limited
      Address        59/F., Bank of China Tower
                     1 Garden Road
                     Central
                     Hong Kong
      Fax            (852) 3108 3888
      Attention      Mr. Wenlong Sun

      To the Security Trustee:-

      Name           Industrial and Commercial Bank of China (Asia) Limited
      Address        10/F, ICBC Asia Building
                     122-126 Queen's Road Central
                     Hong Kong
      Fax            2851 9361
      Attention      Ms. Esther Cheng/Ms. Amy Wong


14.3  LANGUAGE

      Each notice or document referred to in this Deed or to be delivered under this Deed shall be in the English language.


15. WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT, COUNTERPARTS AND DEED


15.1  WAIVERS

_______________________________________________________________________________
[Guarantee and Indemnity]

         No failure or delay on the part of the Security Trustee or any other Finance Party to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or any other Finance Party of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

15.2     AMENDMENTS AND CONSENTS

         (a) Any amendment of any provision of this Deed shall only be effective if made in accordance with provisions with this Deed and executed in writing by both the Guarantor and the Security Trustee. Any waiver of any breach or default under this Deed shall only be effective if the Security Trustee acting on the instructions of the Lenders agrees in writing. Any consent by the Security Trustee under this Deed must be made in writing.

         (b) Any such waiver of or consent under any provision of this Deed may be given in writing subject to any conditions thought fit by the Security Trustee or the Lenders and shall be effective only in the instance and for the purpose for which it is given.

15.3     REMEDIES

         The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

15.4     SEVERABILITY

         If any provision of this Deed is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

15.5     ASSIGNMENT

         The Security Trustee may assign its rights under this Deed subject to the provisions of the Facility Agreement. The Guarantor shall not assign any of its rights hereunder.

15.6     COUNTERPARTS

         This Deed may be executed in any number of counterparts including by facsimile and all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Deed by signing any such counterpart.

15.7     DEED

         It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

_______________________________________________________________________________
[Guarantee and Indemnity]

16.  GOVERNING LAW AND JURISDICTION

16.1 GOVERNING LAW

     This Deed is governed by and construed in accordance with the laws of Hong Kong.

16.2 SUBMISSION TO JURISDICTION

     For the benefit of the Security Trustee and the other Finance Parties, the Guarantor irrevocably agrees that the courts of Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed ("PROCEEDINGS") may be brought in those courts and the Guarantor irrevocably submits to the jurisdiction of those courts.

16.3 OTHER JURISDICTIONS

     Nothing in this Clause shall limit the right of the Security Trustee or any other Finance Party to take proceedings against the Guarantor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee or any other Finance Party from taking Proceedings in any other jurisdiction, whether concurrently or not.

16.4 WAIVER OF INCONVENIENT FORUM

     The Guarantor irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause 16 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

16.5 SERVICE

     The Guarantor irrevocably consents to any process in any Proceeding anywhere being served by mailing a copy by post in accordance with Clause 14 (Notices). Nothing shall affect the right to serve any process in any other manner permitted by law.

16.6 WAIVER OF IMMUNITIES

     To the extent that the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, the Guarantor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Deed.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered by the Guarantor as its deed on the day and year first above written.

_______________________________________________________________________________
[Guarantee and Indemnity]

                                                                    (Schedule 1)
                                           (Form of Confidentiality Undertaking)



                                   SCHEDULE 1

                       FORM OF CONFIDENTIALITY UNDERTAKING




                                   SEE ANNEX A


















_______________________________________________________________________________
(Guarantee and Indemnity)

                                 SIGNATURE PAGE

GUARANTOR

THE COMMON SEAL OF                              )
CHINA NETCOM CORPORATION                        )
(HONG KONG) LIMITED                             )
is hereby affixed                               )
in the presence of:                             )







_______________________________________________________________________________
[Guarantee and Indemnity]



/s/ Sun Wenlong

SECURITY TRUSTEE

SIGNED by                                       )
                                                )
/s/ Wang Yan, Wilson Wan                        ) [Signature] [Signature]
for and on behalf of                            )
INDUSTRIAL AND COMMERCIAL                       )
BANK OF CHINA (ASIA) LIMITED                    )




-------------------------------------------------------------------------------
[Guarantee and Indemnity]

                                     ANNEX A

                            CONFIDENTIALITY AGREEMENT

                                                                          [DATE]

Gentlemen:

     In connection with the guarantee (the "Guarantee") of the term loan facility (the "Facility") to Asia Netcom Corporation Limited ("ANC") by each of China Netcom Corporation (Hong Kong) Limited ("CNC HK") dated [o] 2004, you have requested certain information regarding CNC HK.

     As used herein, "Evaluation Material" means any and all information relating to CNC HK, provided to you by us or any of our affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information, but excludes information that (a) is or becomes public knowledge other than as a direct or indirect result of any breach of this agreement or (b) is known by you before the date the information is disclosed to you by us or any of our affiliates or advisers or is lawfully obtained by you after that date, other than from a source which is connected with CNC HK and which, in either case, has not been obtained in violation of, and is not otherwise subject to, any obligation of confidentiality. As used herein, "Representatives" means the directors, officers, partners, employees, agents, representatives or advisors (including, without limitation, attorneys, accountants and consultants) of a party.

     In consideration of your being furnished with the Evaluation Material, you agree that:

     1. Subject to paragraph 3 below, the Evaluation Material will be kept confidential and you will not, and you will cause your Representatives not to, without the prior written consent of CNC HK and ANC, disclose any Evaluation Material, in whole or in part to any person. You will not use, and you will cause your Representatives not to use, such Evaluation Materials for any purpose other than in connection with evaluating the business and financial condition of CNC HK in connection with the Guarantee and the Facility. Moreover, you agree not to disclose that you are making such evaluation. You agree to disclose Evaluation Material to your Representatives only if and to the extent that such Representatives need to know the Evaluation Material for the purpose of such evaluation. You agree that before providing your Representatives any Evaluation Material, you shall advise such Representatives of this agreement and that such Representatives shall have agreed with you, and for the benefit of the CNC HK, to keep confidential and not to disclose the Evaluation Material and otherwise be bound by the provisions hereof as if they were you. In any event, you will be responsible for any breach of this agreement by any of your Representatives and you agree, at your sole expense, to take all reasonable measures (including but not limited to court proceedings) to restrain your Representatives from unauthorized disclosure or use of the Evaluation Material.


_______________________________________________________________________________
[Guarantee and Indemnity]

     2. Subject to paragraph 3 below, without the prior written consent of CNC HK and ANC, you shall not and you shall cause your Representatives not to disclose to any person any information regarding the Facility or the Guarantee or any information relating in any way to the Evaluation Material. You further agree that the Evaluation Material that is in written or electronic form shall not be copied or reproduced by you or your Representatives at any time without the prior written consent of CNC HK.

     3. In the event that you or your Representatives are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise) to disclose any Evaluation Material, you agree, prior to any such disclosure (i) to immediately notify CNC HK of the existence, terms and circumstances surrounding such a request, (ii) to promptly consult with the CNC HK on the advisability of taking legally available steps to resist or narrow such request and to cooperate with CNC HK in taking any such steps and (iii) if disclosure of such information is required, to furnish only that portion of the Evaluation Material which, in the written opinion of your counsel, you are legally compelled to disclose and to cooperate with any action by CNC HK to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Evaluation Material.

     4. You hereby acknowledge that you are aware that by receiving the Evaluation Material, (a) you may receive material non-public information about CNC HK and ANC, and (b) there exist securities laws that may restrict or eliminate your ability to sell or purchase securities of CNC HK while in possession of such information or that may restrict your ability to share such information with other persons who may engage in such trading. You hereby agree
(x) not to violate such securities laws and (y) to use your best efforts to prevent any of your Representatives who receive such information from (whether prepared by CNC HK or their Representatives or otherwise and irrespective of the form of communication) from violating such restrictions.

     5. You acknowledge and agree that in the event of any breach of this agreement, CNC HK would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that CNC HK in addition to any other remedy to which it may be entitled in law or equity, shall be entitled to an injunction or injunctions to prevent breaches of this agreement and to compel specific performance of this agreement, without the need for proof of actual damages. Such remedy shall not be deemed to be the exclusive remedy for breach of this agreement but shall be in addition to all other remedies available at law, equity or otherwise to CNC HK. You agree to waive, and to cause your Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedy. You also agree to reimburse CNC HK for all costs and expenses, including attorney's fees, incurred by them in successfully enforcing your or your Representatives' obligations hereunder.

     6. The agreements set forth in this agreement may be modified or waived only by a separate writing by CNC HK and you which expressly modifies or waives such agreements.




_______________________________________________________________________________
[Guarantee and Indemnity]

     7. It is understood and agreed that no failure or delay by CNC HK or ANC in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

     8. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws thereof.

     9. Each of the parties hereto (a) consents to submit itself to the nonexclusive personal jurisdiction of any federal court located in the State of New York or any New York supreme court in the event any dispute arises out of this agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any action relating to this agreement in any court other than a federal or state court sitting in the State of New York.

     10. If any provision of this agreement is held to be illegal, void or unenforceable, such action shall have no effect on the enforceability of any other provision of this agreement. The agreement may be executed in counterparts, each of which shall be deemed to be an original, all of which shall constitute the same agreement.

     11. Your obligations under this agreement will continue until the second anniversary of the date of this agreement, unless expressly terminated upon mutual written consent of the parties.

     Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.


                                       Very truly yours,


                                       CHINA NETCOM CORPORATION (HONG KONG)
                                       LIMITED


                                       By:
                                          ------------------------------
                                       Name:
                                       Title:


_______________________________________________________________________________
[Guarantee and Indemnity]

Confirmed and Agreed to as of
the date first written above


[Name of Lender]



By:
   -----------------------------------
Name:
Title:







_______________________________________________________________________________
[Guarantee and Indemnity]